SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 11, 2005

                              FEDDERS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                   1-8831                   22-2572390
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification No.)

                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
             (Address of Principal Executive Offices and Zip Code)
                                 (908) 604-8686
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 11, 2005, Fedders Corporation (the "Company") filed a Form 12b-25 with the Securities and Exchange Commission to report that it would not timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005. As part of the Form 12b-25 the Company disclosed the following financial information:

     The Company anticipates as a result of increased inventory of room air conditioners in key North American markets, caused by cooler than normal summer weather in 2004, that net sales for the first quarter ended March 31, 2005 will decrease approximately 38% from net sales of $123.2 million in the first quarter of 2004. During this period, the Company manufactured fewer room air conditioners than in the prior year in order to reduce inventories. Reduced production has the effect of increasing costs as a result of lower overhead absorption. The Company anticipates that despite increased costs related to lower overhead absorption and inflationary pressures on raw materials, its gross profit margin as a percentage of net sales has increased as a result of more favorable product mix and price increases initiated to offset material cost increases realized during 2004. The Company anticipates that net loss during the quarter ended March 31, 2005, will be somewhat less than the prior year net loss, which included a charge related to the extinguishment of debt of $7.4 million.


Item 8.01 OTHER EVENTS.

On May 11, 2005, the Company issued a press release announcing it was delaying the filing of its Form 10-Q for its first fiscal quarter ended March 31, 2005. The full text of the Company's press release is filed herewith as Exhibit 99.1.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information.

            Not applicable.

      (c) Exhibits.

Exhibit No.    Description
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99.1           Press Release issued by Fedders Corporation, dated May 11, 2005.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FEDDERS CORPORATION

                                                By:  /s/ Kent E. Hansen
                                                     --------------------------
                                                     Kent E. Hansen
                                                     Executive Vice President

Dated:  May 11, 2005
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                                 Exhibit Index


Exhibit Number      Description
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99.1                Press Release issued by Fedders Corporation, dated May 11,
                    2005.